UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 23, 2026
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38858	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Broadway, Suite 320	78215
San Antonio	Texas
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2026, the Board of Directors of XPEL, Inc. (the “Company) appointed Mark Thornton to the Board of Directors of the Company. In accordance with the Company’s Amended and Restated Bylaws, Mr. Thornton will serve as a director until the Company’s Annual Meeting of Stockholders to be held on June 10, 2026 (the “Annual Meeting”). Mr. Thornton has also been appointed to the Compensation and Nominating and Corporate Governance Committees.

Mr. Thornton, age 51, has more than 28 years of experience with The Procter & Gamble Company. For nearly half that time, he has worked internationally, including in three critical growth markets: China, Europe, and the United States. Mr. Thornton currently serves as Vice President, Global Baby Care (Pampers®, Luvs®), Feminine Care (Always®, Tampax®), and Family Care (Charmin®, Bounty®) Quality Assurance. Mr. Thornton specializes in innovation, strategy, product development, consumer research, and materials science. Earlier in his career, Mr. Thornton led P&G’s largest brand, Pampers, across the Asia-Pacific region, where he helped build the China business from the ground up. In his role, Mr. Thornton has established local manufacturing capabilities, launched a new product portfolio, and drove competitive gains that returned the business to growth in one of the world’s most challenging consumer markets.

Mr. Thornton will be covered by the Company’s standard director indemnification insurance and will receive compensation as a non-employee director in accordance with the compensation program for non-employee directors approved by the Compensation Committee that consists of an annual cash retainer of $60,000, prorated for 2026 from the effective date of his appointment which, at his option, may be paid in shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: April 28, 2026	By: /s/ Barry R. Wood
Barry R. Wood
Senior Vice President and Chief Financial Officer